UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 17, 2004

HOUSEHOLD INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8198	86-1052062
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2700 Sanders Road, Prospect Heights, Illinois 60070

(Address of principal executive offices) (Zip Code)

(847) 564-5000

Registrant’s telephone number, including area code

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

No.	Exhibit
99	Quarterly Financial Supplement for the quarter ended March 31, 2004.

Item 12. Results of Operations and Financial Condition

Financial supplement pertaining to the financial results of Household International, Inc., for the quarter ended March 31, 2004. The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD INTERNATIONAL, INC.
(Registrant)

By:	/S/ PATRICK D. SCHWARTZ
Patrick D. Schwartz
Vice President-General Counsel
Treasury and Corporate Law

Dated: May 17, 2004

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